EXHIBIT 10.1


                                VCA ANTECH, INC.

                               FIFTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

        This FIFTH AMENDMENT, dated as of October 24, 2002 (this "FIFTH AMENDMENT") is entered into by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the "GUARANTORS"), the Lenders party hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Co-Lead Arranger and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Co-Lead Arranger and Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and is made with respect to that certain Credit and Guaranty Agreement, dated as of September 20, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, GSCP, as Sole Lead Arranger and as Sole Syndication Agent, and Wells Fargo, as Administrative Agent and as Collateral Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

        WHEREAS, Holdings desires to make a voluntary prepayment on the Holdings Senior Notes in an amount of $30,000,000;

        WHEREAS, Company desires to make a voluntary prepayment on the Senior Subordinated Notes in an amount of $15,000,000;

        WHEREAS, the Company desires to draw up to $25,000,000 of New Tranche Term C Loans pursuant to Section 2.1(d) of the Credit Agreement in connection with the $30,000,000 voluntary prepayment of the Holdings Senior Notes and the $15,000,000 voluntary prepayment of the Senior Subordinated Notes; and

        WHEREAS, Holdings and Company have requested that Requisite Lenders agree to make certain amendments to the Credit Agreement to permit the $30,000,000 voluntary prepayment of the Holdings Senior Notes and the $15,000,000 prepayment of the Senior Subordinated Notes.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

    A.  AMENDMENTS TO SECTION 1: DEFINITIONS.

        Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

        "FIFTH AMENDMENT" means that certain Fifth Amendment to Credit and Guaranty Agreement dated as of October 24, 2002 by and among the Company, Holdings, the Guarantors and the Lenders and Agents party thereto.

        "FIFTH AMENDMENT EFFECTIVE DATE" shall have the meaning ascribed to that term in Section II of the Fifth Amendment.

    B.  AMENDMENTS TO SECTION 2.

        (a) Section 2.5 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following:

        "2.5 USE OF PROCEEDS. The proceeds of the Tranche C Term Loans (other than New Tranche C Term Loans) shall be applied by Company to prepay all outstanding Tranche A Term Loans and Tranche B Term Loans. The proceeds of the New Tranche C Term Loans made on the Fifth Amendment Effective Date shall be applied by Holdings and the Company to make voluntary prepayments on the Holdings Senior Notes and the Senior Subordinated Notes. The proceeds of the Revolving Loans and Swing Line Loans shall be applied by Company for working capital and general corporate purposes of Company and its Subsidiaries, including Permitted Acquisitions. No portion of the proceeds of any Credit Extension shall be used in any manner that cause or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act."

        (b) Section 2.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                                               TRANCHE C TERM LOAN
                  FISCAL QUARTER ENDING            INSTALLMENTS
               --------------------------      --------------------
                   December 31, 2002                 $420,310
                     March 31, 2003                  $420,310
                     June 30, 2003                   $420,310

                   September 30, 2003                $420,310
                   December 31, 2003                 $420,310
                     March 31, 2004                  $420,310
                     June 30, 2004                   $420,310
                   September 30, 2004                $420,310
                   December 31, 2004                 $420,310
                     March 31, 2005                  $420,310
                     June 30, 2005                   $420,310
                   September 30, 2005                $420,310
                   December 31, 2005                 $420,310
                     March 31, 2006                  $420,310
                     June 30, 2006                   $420,310
                   September 30, 2006                $420,310
                   December 31, 2006               $20,122,301
                     March 31, 2007                $20,122,301
                     June 30, 2007                 $20,122,301
                   September 30, 2007              $20,122,301
                   December 31, 2007               $20,122,301
                     March 31, 2008                $20,122,301
                     June 30, 2008                 $20,122,301
                   September 30, 2008              $20,122,290

        Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche C Term Loans, in accordance with Sections 2.12, 2.13 and 2.14 as applicable; and (y) the Tranche C Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche C Term Loan Maturity Date."

        C.  AMENDMENTS TO SECTION 6.

        (a) Section 6.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the conclusion of Section 6.5(m); (ii) deleting the "." at the conclusion of Section 6.5(n) and replacing it with a ";" and (iii) adding a new Section 6.5(o) and a new Section 6.5(p) at the conclusion thereof as follows:

            "(o) Notwithstanding Section 6.5(c) or any of the foregoing to the contrary, on the Fifth Amendment Effective Date (i) Company may make Restricted Junior Payments to Holdings to the extent required to enable Holdings to make a voluntary prepayment in respect of the Holdings Senior Notes in an amount not to exceed $30,000,000 plus (y) $297,082 of accrued interest as of the date hereof and (z) a prepayment premium not to exceed $3,000,000 and (ii) Holdings may make such voluntary prepayment in respect of the Holdings Senior Notes in an amount not to exceed $30,000,000 plus a prepayment premium not to exceed $3,000,000; PROVIDED that at the time of such Restricted Payment pursuant to this clause (o) and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing under Section 8.1(a), Section 8.1(c) or Section 8.1(e); and

            (p) Notwithstanding Section 6.5(b) or any of the foregoing to the contrary, on the Fifth Amendment Effective Date Company may make a voluntary prepayment in respect of the Senior Subordinated Notes in an amount not to exceed $15,000,000 plus (y) $129,374 of accrued interest as of the date hereof and (z) a prepayment premium not to exceed $1,500,000."

        (b) Section 6.8 of the Credit Agreement is hereby amended by deleting
Section 6.8(d) in its entirety and replacing it with the following:

            "(d) SENIOR LEVERAGE RATIO. Company shall not permit the Senior Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2002, to exceed the correlative ratio indicated:

                                              SENIOR
                    FISCAL QUARTER        LEVERAGE RATIO
                  ---------------------   ---------------
                  December 31, 2002           2.00:1.00
                  March 31, 2003              2.00:1.00
                  June 30, 2003               1.75:1.00
                  September 30, 2003          1.75:1.00
                  December 31, 2003           1.75:1.00
                  March 31, 2004              1.75:1.00
                  June 30, 2004               1.50:1.00
                  September 30, 2004          1.50:1.00
                  December 31, 2004           1.50:1.00
                  March 31, 2005              1.50:1.00
                  June 30, 2005               1.25:1.00
                  September 30, 2005          1.25:1.00
                  December 31, 2005           1.00:1.00"
                  and thereafter

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

        The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "FIFTH AMENDMENT EFFECTIVE DATE"):

        (a) Company, Holdings and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

        (b) Company shall have paid all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

        (c) Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transaction contemplated by this Fifth Amendment.

        (d) The Agent shall have received a certificate from an officer of the Company stating that as of the Fifth Amendment Effective Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true, correct and complete in all respects on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true correct and complete in all respects on and as of such earlier date.

        (e) The Agent shall have received a certificate from an officer of the Company stating that as of the Fifth Amendment Effective Date, no event has occurred and is continuing that would constitute an Event of Default or a Default.

        (f) The Company shall have received an amount not to exceed $25,000,000 of proceeds from New Tranche C Term Loans pursuant to Section 2.1(d) of the Credit Agreement.

        (g) The Agent shall have received originally executed copies of opinions of counsel for the Credit Parties, in form and substance satisfactory to Agent, dated as of the Fifth Amendment Effective Date.

        (h) The Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Agents or Lenders may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

        A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

        B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Fifth Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

        C. NO CONFLICT. The execution and delivery by each Credit Party of this Fifth Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Fifth Amendment Closing Date.

        D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Fifth Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

        E. BINDING OBLIGATION. This Fifth Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fifth Amendment that would constitute an Event of Default or a Default.

SECTION IV.    ACKNOWLEDGMENT AND CONSENT

        Each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Domestic Subsidiary of Holdings who has guaranteed the Obligations together with the Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Fifth Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Fifth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

        Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Fifth Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth

Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fifth Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Fifth Amendment and (ii) nothing in the Credit Agreement, this Fifth Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

        A. BINDING EFFECT. This Fifth Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

        B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        C. REFERENCE TO CREDIT AGREEMENT. On and after the Fifth Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment.

        D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Fifth Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

        E. EXECUTION. The execution, delivery and performance of this Fifth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

        F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

        G. APPLICABLE LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        H. AMENDMENT AND RESTATEMENT. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; PROVIDED that any such amendment and restatement shall be distributed to each Lender.

        I. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Fifth Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                            VICAR OPERATING, INC.



                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


HOLDINGS:                           VCA ANTECH, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


GUARANTORS:                         AAH MERGER CORPORATION
                                    ACADEMY ANIMAL, INC.
                                    ANDERSON ANIMAL HOSPITAL, INC.
                                    ANIMAL CENTER, INC.
                                    ANIMAL CLINIC OF SANTA CRUZ, INC.
                                    ASSOCIATES IN PETCARE, S.C.
                                    BERWIN VETERINARIAN HOSPITAL, INC.




                                    Page S-1

                                    CACOOSING ANIMAL HOSPITAL, LTD.
                                    CACOOSING PET CARE & NUTRITION CENTER, INC.
                                    CLARMAR ANIMAL HOSPITAL, INC.
                                    DETWILER VETERINARY CLINIC, INC.
                                    DIAGNOSTIC VETERINARY SERVICE, INC.
                                    EAGLE PARK ANIMAL CLINIC, INC.
                                    EAGLE RIVER VETERINARY HOSPITAL, INC.
                                    EDGEBROOK, INC.
                                    FLORIDA VETERINARY LABORATORIES, INC.
                                    FOX CHAPEL ANIMAL HOSPITAL, INC.
                                    FREEHOLD VETERINARY HOSPITAL, P.A.
                                    GLEN ANIMAL HOSPITAL, INC.
                                    GOLDEN MERGER CORPORATION
                                    H.B. ANIMAL CLINICS, INC.
                                    KIRKWOOD ANIMAL HOSPITAL
                                    - LEA M.E. TAMMI, VMD., P.A.
                                    KIRKWOOD ANIMAL HOSPITAL
                                    BOARDING & GROOMING, INC.
                                    LAKE JACKSON VETERINARY CLINIC, INC.
                                    LAKEWOOD ANIMAL HOSPITAL, INC.
                                    LAMMERS VETERINARY HOSPITAL, INC.
                                    LEWELLING VETERINARY CLINIC, INC.
                                    MAIN STREET SMALL ANIMAL HOSPITAL, INC.
                                    MILLER ANIMAL HOSPITAL
                                    M.S. ANIMAL HOSPITALS, INC.
                                    NEWARK ANIMAL HOSPITAL, INC.
                                    NORTHERN ANIMAL HOSPITAL, INC.
                                    NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
                                    NORTHSIDE ANIMAL HOSPITAL, P.C.
                                    NOYES ANIMAL HOSPITAL, INC.
                                    OLD TOWN VETERINARY HOSPITAL, INC.
                                    PETS' RX, INC.
                                    PETS' RX NEVADA, INC.
                                    PPI OF PENNSYLVANIA, INC.
                                    PRESTON PARK ANIMAL HOSPITAL, P.C.
                                    PRINCETON ANIMAL HOSPITAL, INC.
                                    PROFESSIONAL VETERINARY SERVICES, INC.
                                    RIVIERA ANIMAL HOSPITAL, INC.




                                    Page S-2

                                    ROSSMOOR - EL DORADO ANIMAL HOSPITAL, INC.
                                    SILVER SPUR ANIMAL HOSPITAL, INC.
                                    SOUTH COUNTY VETERINARY CLINIC, INC.
                                    SOUTHEAST AREA VETERINARY MEDICAL
                                      CENTER, P.C.
                                    SPANISH RIVER ANIMAL HOSPITAL, INC.
                                    TAMPA ANIMAL MEDICAL CENTER, INC.
                                    TANGLEWOOD PET HOSPITAL, INC.
                                    TEMPE VETS, A PROFESSIONAL CORP
                                    THE PET PRACTICE (FLORIDA), INC.
                                    THE PET PRACTICE (ILLINOIS), INC.
                                    THE PET PRACTICE (MASSACHUSETTS), INC.
                                    THE PET PRACTICE OF MICHIGAN, INC.
                                    TOMS RIVER VETERINARY HOSPITAL, P.A.
                                    VCA - ASHER, INC.
                                    VCA ALABAMA, INC.
                                    VCA ALBANY ANIMAL HOSPITAL, INC.
                                    VCA ALBUQUERQUE, INC.
                                    VCA ALL PETS ANIMAL COMPLEX, INC.
                                    VCA ALPINE ANIMAL HOSPITAL, INC.
                                    VCA ANDERSON OF CALIFORNIA ANIMAL
                                    HOSPITAL, INC.
                                    VCA ANIMAL HOSPITALS, INC.
                                    VCA APAC ANIMAL HOSPITAL, INC.
                                    VCA CACOOSING ANIMAL HOSPITAL, INC.
                                    VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
                                    VCA CENTERS-TEXAS, INC.
                                    VCA CENVET, INC.
                                    VCA CLARMAR ANIMAL HOSPITAL, INC.
                                    VCA CLINICAL VETERINARY LABS, INC.
                                    VCA CLINIPATH LABS, INC.
                                    VCA CLOSTER, INC.
                                    VCA DETWILER ANIMAL HOSPITAL, INC.
                                    VCA DOVER ANIMAL HOSPITAL, INC.
                                    VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
                                    VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.



                                    Page S-3

                                    VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
                                    VCA HOWELL BRANCH ANIMAL HOSPITAL, NC.
                                    VCA KANEOHE ANIMAL HOSPITAL, INC.
                                    VCA LAKESIDE ANIMAL HOSPITAL, INC.
                                    VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
                                    VCA LAMMERS ANIMAL HOSPITAL, INC.
                                    VCA LEWIS ANIMAL HOSPITAL, INC.
                                    VCA MARINA ANIMAL HOSPITAL, INC.
                                    VCA MILLER-ROBERTSON ANIMAL HOSPITAL, INC.
                                    VCA MISSION, INC.
                                    VCA NORTHBORO ANIMAL HOSPITAL, INC.
                                    VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                                    VCA OF COLORADO-ANDERSON, INC.
                                    VCA OF NEW YORK, INC.
                                    VCA OF SAN JOSE, INC.
                                    VCA OF TERESITA, INC.
                                    CA PROFESSIONAL ANIMAL LABORATORY, INC.
                                    VCA REAL PROPERTY ACQUISITION CORPORATION
                                    VCA REFERRAL ASSOCIATES ANIMAL
                                    HOSPITAL, INC.
                                    VCA ROHRIG ANIMAL HOSPITAL, INC.
                                    VCA - ROSSMOOR, INC.
                                    VCA SILVER SPUR ANIMAL HOSPITAL, INC.
                                    VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
                                    VCA SQUIRE ANIMAL HOSPITAL, INC.
                                    VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
                                    VCA TEXAS MANAGEMENT, INC.
                                    VCA WYOMING ANIMAL HOSPITAL, INC.
                                    VETERINARY CENTERS OF AMERICA - TEXAS, L.P.
                                    VETERINARY HOSPITALS, INC.
                                    W.E. ZUSCHLAG, D.V.M. WORTH ANIMAL CHARTERED
                                    WEST LOS ANGELES VETERINARY MEDICAL
                                      GROUP, INC.



                                    Page S-4

                                    WILLIAM C. FOUTS, LTD.
                                    WINGATE, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


                                    VCA VILLA ANIMAL HOSPITAL, L.P.
                                    By: VCA Animal Hospitals, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    VETERINARY CENTERS OF AMERICA-TEXAS, L.P.
                                    By: VCA Centers-Texas, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    Page S-5

                                    ANIMAL CENTER, INC.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    ASSOCIATES IN PET CARE, S.C.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    KIRKWOOD ANIMAL HOSPITAL - LEA M.E. TAMMI,
                                    V.M.D., P.A.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    MAIN STREET SMALL ANIMAL HOSPITAL, INC.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    SOUTHEAST AREA VETERINARY MEDICAL
                                    CENTER, P.C.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:




                                    Page S-6

                                    VCA ASSOCIATE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    VCA HERITAGE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    TOMS RIVER VETERINARY HOSPITAL, P.A.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:
                                       Title:




                                    Page S-7

SOLE SYNDICATION AGENT,
CO-LEAD ARRANGER,
AND LENDER:                         GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                    BY: /S/ ELIZABETH FISCHER
                                       ----------------------------------------
                                                Authorized Signatory



                                    Page S-8

ADMINISTRATIVE AGENT,
COLLATERAL AGENT, CO-
LEAD ARRANGER,
AND LENDER:                         WELLS FARGO BANK, N.A.



                                    BY: /S/ S. MICHAEL ST. GEME
                                       ----------------------------------------
                                       Name:  S. MICHAEL ST. GEME
                                       Title: VICE PRESIDENT





                                    Page S-9

LENDERS:                            1888 FUND, LTD.


                                    BY: /S/ LISA RYMUT
                                       ----------------------------------------
                                       Name:  LISA RYMUT
                                       Title: ASSISTANT TREASURER



                                   Page S-10

                                    BALLYROCK CDO I LIMITED

                                    BY: /S/ ROBERT H. DIAL
                                       ----------------------------------------
                                       Name:  ROBERT H. DIAL
                                       Title: VICE PRESIDENT



                                   Page S-11

                                    CLYDESDALE CLO 2001-1, LTD.


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER


                                   Page S-12

                                    CASCADE


                                    BY: /S/ DIANA L. MUSHILL
                                       ----------------------------------------
                                       Name:  DIANA L. MUSHILL
                                       Title: ASST. VICE PRESIDENT



                                   Page S-13

                                    CAISSE DE DEPO ET PLACEMENT DU QUEBEC


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  JEFFREY A. BAKALAR
                                       Title: SENIOR VICE PRESIDENT



                                   Page S-14

                                    DRYDEN HIGH YIELD CDO


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  JEFFREY A. BAKALAR
                                       Title: SENIOR VICE PRESIDENT



                                   Page S-15

                                    ELF FUNDING TRUST III

                                    By: New York Life Investment Management, LLC
                                          As Attorney-in-Fact


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-16

                                    FLAGSHIP CLO 2001-1
                                    By: Flagship Capital Management


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-17

                                    FLAGSHIP CLO II


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-18

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-19

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-20

                                    SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-21

                                    HARBOUR TOWN FUNDING LLC


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-22

                                    HARBOUR VIEW CLO IV


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-23

                                    ING PRIME RATE TRUST
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-24

                                    ING SENIOR INCOME FUND
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-25

                                    LONG LANE MASTER TRUST IV
                                    By: Fleet National Bank as Trust
                                        Administrator


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-26

                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    BY: /S/ DARREN P. RILEY
                                       ----------------------------------------
                                       Name:  DARREN P. RILEY
                                       Title: DIRECTOR



                                   Page S-27

                                    MOUNTAIN CAPITAL CLO II, LTD.


                                    BY: /S/ DARREN P. RILEY
                                       ----------------------------------------
                                       Name:  DARREN P. RILEY
                                       Title: DIRECTOR



                                   Page S-28

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  JEFFREY A. BAKALAR
                                       Title: SENIOR VICE PRESIDENT



                                   Page S-29

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Investments, LLC
                                           as its Investment manager


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  JEFFREY A. BAKALAR
                                       Title: SENIOR VICE PRESIDENT



                                   Page S-30

                                    MERRILL LYNCH CAPITAL, A DIVISION OF
                                    MERRILL LYNCH BUSINESS FINANCIAL SERVICES


                                    BY: /S/ SHEILA C. WELMER
                                       ----------------------------------------
                                       Name:  SHEILA C. WELMER
                                       Title: VICE PRESIDENT



                                   Page S-31

                                    NATEXIS BANQUES POPULAIRES
                                    (f/k/a Natexis Banque) New York Branch


                                    BY: /S/ WILLIAM J. BURKE
                                       ----------------------------------------
                                       Name:  WILLIAM J. BURKE
                                       Title: VICE PRESIDENT


                                    BY: /S/ HARRIS FROMMER
                                       ----------------------------------------
                                       Name:  HARRIS FROMMER
                                       Title: ASSISTANT VICE PRESIDENT



                                   Page S-32

                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    COPORATION

                                    By: New York Life Investment Management,
                                        LLC,
                                        Its Investment Manager


                                    BY: /S/ ROBERT H. DIAL
                                       ----------------------------------------
                                       Name:  ROBERT H. DIAL
                                       Title: VICE PRESIDENT



                                   Page S-33

                                    NOMURA BOND & LOAN FUND


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-34

                                    OPPENHEIMER SENIOR FLOATING RATE FUND


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-35

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,
                                    By: ING Investments, LLC
                                          as its Investment manager


                                    BY: /S/ JEFFREY A. BAKALAR
                                       ----------------------------------------
                                       Name:  JEFFREY A. BAKALAR
                                       Title: SENIOR VICE PRESIDENT



                                   Page S-36

                                    SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender


                                    BY:/S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER




                                   Page S-37

                                    SANKATY HIGH YIELD PARTNERS III, L.P.


                                    BY:/S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER



                                   Page S-38

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY
                                    By: Stein Roe & Farnham Incorporated,
                                        As Advisor


                                    BY: /S/ JAMES R. FELLOWS
                                       ----------------------------------------
                                       Name:  JAMES R. FELLOWS
                                       Title: SR. VICE PRESIDENT & PORTFOLIO
                                              MANAGER



                                   Page S-39

                                    SIERRA CLO I, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-40

                                    THE PRUDENTIAL INSURANCE CO.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-41

                                    TORONTO DOMINION (NEW YORK) INC.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-42